SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549



FORM 8-K

Current Report


Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934




Date of Report (date of earliest event reported):  February 22, 1996
                                                ------------------------


II-VI INCORPORATED
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(Exact name of registrant as specified in its charter)




Pennsylvania                     0-16195                25-1214948
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(State or other jurisdiction   (Commission            (IRS Employer
of incorporation)	               File Number)    Identification Number)




375 Saxonburg Boulevard, Saxonburg, Pennsylvania           16056
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(Address of principal executive offices)                 (ZIP Code)



Registrant's telephone number, including area code:  412-352-4455
                                                     ------------

Item 2.  Acquisition or Disposition of Assets
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On February 22, 1996, Lightning Optical Corporation, a Florida
corporation located in Tarpon Springs, Florida ("Lightning Optical"), merged with and into II-VI Lightning Optical Incorporated ("II-VI Lightning"), a newly-formed wholly-owned Pennsylvania subsidiary of the Registrant, II-VI Incorporated. As a result of the merger, II-VI Lightning acquired substantially all of the assets and assumed certain liabilities of Lightning Optical. The aggregate purchase price paid to the shareholders of Lightning Optical (the "Sellers") consisted of approximately $2.5 million in cash and 186,183 shares of the Common Stock, no par value, of the Registrant. A portion of the cash portion of the purchase price will be held in escrow for potential post-closing adjustments. The purchase price was determined by negotiation. The Registrant paid the cash portion of the purchase price from cash on hand.

The Registrant has agreed to file a registration statement with respect to a market offering of the shares of Common Stock issued in the transaction.

The assets of Lightning Optical acquired by II-VI Lightning in the merger include inventory, accounts receivable, machinery and equipment. These assets were used by Lightning Optical in the design and manufacture of optics and materials for visible and near infrared applications. These products are used in industrial, medical and scientific solid-state lasers and electro-optic equipment. The Registrant intends to use the acquired assets in a similar fashion. Annual sales of Lightning Optical are in the $6.0 range.

See the Registrant's Press Release dated February 23, 1996, for further information regarding this transaction.


Item 7.  Financial Statements, Pro Forma Financial Information and
         Exhibits
         ---------------------------------------------------------------

      (a)   Financial statements of business acquired.

            It is impractical to provide any required financial statements at the time of the filing of this report on Form 8-K. The required financial statements will be filed in an amendment to this Form 8-K as soon as practicable but not later than 60 days after March 8, 1996.

      (b)   Pro forma financial information.

            It is impractical to provide any required pro forma financial information at the time of the filing of this report on Form 8-K. The required pro forma financial information will be filed in an amendment to this Form 8-K as soon as practicable but not later than 60 days after March 8, 1996.

      (c)   Exhibits.

             Exhibit No.                                     Reference
             -----------                                     ---------

                2.01     Merger Agreement and Plan of   Filed herewith
                         Reorganization by and among
                         II-VI Incorporated, II-VI
                         Lightning Optical Incorporated
                         and Lightning Optical Corporation,
                         dated as of February 22, 1996


                2.02 Registration Rights Agreement Filed herewith dated February 22, 1996 by and among certain former shareholders of Lightning Optical
                         Corporation and II-VI Incorporated


                2.03     Escrow Agreement dated         Filed herewith
                         February 22, 1996 by and among
                         certain former shareholders of
                         Lightning Optical Corporation
                         and II-VI Incorporated


               99.01     Press Release dated            Filed herewith
                         February 23, 1996


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       II-VI INCORPORATED
                                       (Registrant)



Date:  March 7, 1996                   By:       /s/ James Martinelli
                                          ----------------------------
                                          Name:    James Martinelli
                                          Title:   Treasurer & Chief
                                                   Financial Officer

                                 EXHIBIT INDEX


             Exhibit No.                                    Reference
             -----------                                    ---------

                2.01     Merger Agreement and Plan of    Filed herewith
                         Reorganization by and among
                         II-VI Incorporated, II-VI
                         Lightning Optical Incorporated
                         and Lightning Optical Corporation,
                         dated as of February 22, 1996


                2.02     Registration Rights Agreement   Filed herewith
                         dated February 22, 1996 by and
                         among certain former
                         shareholders of Lightning Optical
                         Corporation and II-VI Incorporated


                2.03     Escrow Agreement dated          Filed herewith
                         February 22, 1996 by and among
                         certain former shareholders of
                         Lightning Optical Corporation
                         and II-VI Incorporated


               99.01     Press Release dated             Filed herewith
                         February 23, 1996